EXHIBIT 10.4

ASSET PURCHASE AGREEMENT

Dated as of September 29, 2006

among

Broadcaster, Inc.,

America’s Biggest, Inc.

and

The Stockholders of America's Biggest, Inc.

Listed on the Signature Page hereto

Page

ARTICLE I DEFINITIONS

1

1.1

Definitions

1

ARTICLE II PURCHASE AND SALE

5

2.1

Purchase and Sale of the Purchased Assets.

5

2.2

Excluded Assets

5

2.3

Liabilities

6

2.4

Purchase Price

6

2.5

Allocation

6

2.6

Consents

7

ARTICLE III CLOSING

7

3.1

Closing Date

7

3.2

Deliveries by Seller at the Closing

7

3.3

Deliveries by Buyer at the Closing

8

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF SELLER

9

4.1

Organization and Good Standing

9

4.2

Authority and Enforceability

9

4.3

No Conflicts; Consents

10

4.4

No Undisclosed Liabilities

10

4.5

Taxes

11

4.6

Compliance with Law

12

4.7

Business Authorizations

12

4.8

Title to Personal Properties

12

4.9

Condition of Tangible Assets

13

4.10

Real Property

13

4.11

Intellectual Property

13

4.12

Absence of Certain Changes or Events

17

4.13

Contracts

18

4.14

Sufficiency of Purchased Assets

19

4.15

Litigation

19

i

(continued)

Page

4.16

Employee Benefits

19

4.17

Labor and Employment Matters

20

4.18

Environmental

20

4.19

Insurance

22

4.20

Product Warranty

22

4.21

Solvency

23

4.22

Brokers or Finders

23

4.23

Completeness of Disclosure

23

ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER

24

5.1

Organization and Good Standing

24

5.2

Authority and Enforceability

24

5.3

No Conflicts; Consents

24

5.4

SEC Filings; Financial Statements.

25

5.5

Compliance with Law

25

5.6

Absence of Certain Changes or Events

25

5.7

Brokers or Finders

26

5.8

Information Supplied

26

ARTICLE VI COVENANTS OF BUYER AND SELLER

26

6.1

Regulatory Approvals

26

6.2

Sale of Shares Pursuant to Regulation D

26

6.3

Public Announcements

27

6.4

Names

27

6.5

Employees

27

6.6

Taxes

28

6.7

Bulk Sales Laws

28

6.8

Discharge of Business Obligations After Closing

28

6.9

Further Assurances

29

ARTICLE VII CONDITIONS TO CLOSING

29

7.1

Conditions to Obligations of Buyer and Seller

29

ii

(continued)

Page

7.2

Conditions to Obligations of Buyer

29

7.3

Conditions to Obligations of Seller

30

ARTICLE VIII TERMINATION

31

8.1

Termination

31

8.2

Effect of Termination

32

ARTICLE IX INDEMNIFICATION

32

9.1

Survival

32

9.2

Indemnification by Seller and the Stockholders

33

9.3

Escrow Fund

34

9.4

Indemnification Procedures for Third Party Claims

35

ARTICLE X MISCELLANEOUS

38

10.1

Notices

38

10.2

Amendments and Waivers

39

10.3

Expenses

39

10.4

Successors and Assigns

39

10.5

Governing Law

39

10.6

Counterparts

39

10.7

Third Party Beneficiaries

40

10.8

Entire Agreement

40

10.9

Captions

40

10.10

Severability

40

10.11

Specific Performance

40

10.12

Interpretation

41

EXHIBITS

EXHIBIT A – Bill of Sale

EXHIBIT B – Escrow Agreement

EXHIBIT C – Seller Letter Agreement

EXHIBIT D – Lockup Agreement

EXHIBIT E – Registration Rights Agreement

iii

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT, dated as of September [___], 2006 (the "Agreement"), among Broadcaster, Inc., a California corporation ("Buyer"), America’s Biggest, Inc., a Delaware corporation ("Seller"), and the stockholders of Seller listed on the signature page hereto (each, a "Stockholder" and collectively, the "Stockholders").

WHEREAS, Seller was engaged in the business of providing an online virtual entertainment showcase for aspiring artists (the "Business");

WHEREAS, Buyer has been operating such Business since May 31, 2005; and

WHEREAS, the parties desire that Seller sell, assign, transfer, convey and deliver to Buyer, and that Buyer purchase and acquire from Seller, all of the right, title and interest of Seller in and to the Purchased Assets (as hereinafter defined), and that Buyer assume the Assumed Liabilities (as hereinafter defined), upon the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations and warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1

Definitions

"Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling, controlled by or under common control with such specified Person.

"Ancillary Agreements" means the Bill of Sale and the other agreements, instruments and documents delivered at the Closing.

"Authorization" means any authorization, approval, consent, certificate, license, permit or franchise of or from any Governmental Entity or pursuant to any Law.

"Benefit Plan" means (a) any "employee benefit plan" as defined in ERISA Section 3(3), including any (i) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan (as defined in ERISA Section 3(2)), (ii) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (iii) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan (as defined in ERISA Section 3(37)) and (iv) Employee Welfare Benefit Plan (as defined in ERISA Section 3(1)) or material fringe benefit plan or program, or (b) stock purchase, stock option, severance pay, employment, change-in-control, vacation pay, company awards, salary continuation, sick leave, excess benefit, bonus or other incentive compensation, life insurance, or other employee benefit plan, contract, program, policy or other arrangement, whether or not subject to ERISA.

"Books and Records" means books of account, general, financial, warranty and shipping records, invoices, supplier lists, product specifications, product formulations, drawings, correspondence, engineering, maintenance, operating and production records, advertising and promotional materials, credit records of customers and other documents, records and files, in each case Related to the Business, including books and records relating to Seller Intellectual Property.

"Business Employee" means any individual employed by Seller in or in connection with the Business.

"Buyer Common Stock" means the common stock of Buyer.

"Capital Stock" means (a) in the case of a corporation, its shares of capital stock, (b) in the case of a partnership or limited liability company, its partnership or membership interests or units (whether general or limited), and (c) any other interest that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets, of the issuing entity.

"Charter Documents" means, with respect to any entity, the certificate of incorporation, the articles of incorporation, by-laws, articles of organization, limited liability company agreement, partnership agreement, formation agreement, joint venture agreement or other similar organizational documents of such entity (in each case, as amended).

"Code" means the Internal Revenue Code of 1986.

"Contract" means any agreement, contract, license, lease, commitment, arrangement or understanding, written or oral, including any sales order or purchase order.

"Equipment" means machinery, fixtures, furniture, supplies, accessories, materials, equipment, parts, automobiles, office equipment, computers, telephones and all other items of tangible personal property, in each case Related to the Business.

"Equity Securities" means (a) shares of Capital Stock and (b) options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other Contracts that, directly or indirectly, could require the issuer thereof to issue, sell or otherwise cause to become outstanding shares of Capital Stock.

"ERISA" means the Employee Retirement Income Security Act of 1974.

"ERISA Affiliate" means any entity which is a member of a "controlled group of corporations" with, under "common control" with or a member of an "affiliated services group" with, Seller, as defined in Section 414(b), (c), (m) or (o) of the Code.

"Governmental Entity" means any entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to United States federal, state, local, or municipal government, foreign, international, multinational or other government, including any department, commission, board, agency, bureau, subdivision, instrumentality, official or other regulatory, administrative or judicial authority thereof, and any non-governmental regulatory body to the extent that the rules and regulations or orders of such body have the force of Law.

"Indebtedness" means any of the following: (a) any indebtedness for borrowed money, (b) any obligations evidenced by bonds, debentures, notes or other similar instruments, (c) any obligations to pay the deferred purchase price of property or services, except trade accounts payable and other current Liabilities arising in the ordinary course of the Business, (d) any obligations as lessee under capitalized leases, (e) any indebtedness created or arising under any conditional sale or other title retention agreement with respect to acquired property, (f) any obligations, contingent or otherwise, under acceptance credit, letters of credit or similar facilities, and (g) any guaranty of any of the foregoing.

"Indemnitee" means any Person that is seeking indemnification from an Indemnitor pursuant to the provisions of this Agreement.

"Indemnitor" means any party hereto from which any Indemnitee is seeking indemnification pursuant to the provisions of this Agreement.

"Intellectual Property" means the proprietary information defined in Section 4.11.

"Knowledge" of Seller or any similar phrase means, with respect to any fact or matter, the actual knowledge of the directors and employees of Seller, together with such knowledge that such directors or employees could be expected to discover after due investigation concerning the existence of the fact or matter in question.

"Law" means any statute, law (including common law), constitution, treaty, ordinance, code, order, decree, judgment, rule, regulation and any other binding requirement or determination of any Governmental Entity.

"Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, adverse claim or other encumbrance in respect of such property or asset.

"Mutual Release" means a mutual release agreement by and among Buyer, on the one hand, and Seller, Latitude Venture Partners, LLC, Dean Rositano and Robert Rositano, on the other hand, mutually releasing each of the parties thereto from any and all claims except for such claims as specifically contemplated in this Agreement.

"Order" means any award, injunction, judgment, decree, order, ruling, subpoena or verdict or other decision issued, promulgated or entered by or with any Governmental Entity of competent jurisdiction.

"Permitted Liens" means (a) Liens for current real or personal property Taxes not yet due and payable and with respect to which Seller maintains adequate reserves, and (b) Liens that are immaterial in character, amount, and extent and which do not detract from the value or interfere with the present or proposed use of the properties they affect.

"Person" means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated association, a Governmental Entity or any other entity or body.

"Pre-Closing Environmental Liabilities" means Liabilities arising out of (a) the ownership or operation of the Business at any time on or prior to the Closing or (b) the operation or condition of the Leased Real Property or any other real property currently or formerly owned, operated or leased by Seller related to the Business at any time on or prior to the Closing, in each case to the extent based upon or arising out of (i) Environmental Law, (ii) a failure to obtain, maintain or comply with any Environmental Permit, (iii) a Release of any Hazardous Substance, or (iv) the use, generation, storage, transportation, treatment, sale or other off-site disposal of Hazardous Substances.

“Related to the Business” means used, held for use or acquired or developed for the use in the Business or otherwise relating to, or arising out of, the operation or conduct of the Business.

"Subsidiary" or "Subsidiaries" means, with respect to any party, any Person, of which (i) such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting interest in such partnership) or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such Person is directly or indirectly owned or controlled by such party and/or by any one or more of its Subsidiaries.

"Tax" or "Taxes" means any and all federal, state, local, or foreign net or gross income, gross receipts, net proceeds, sales, use, ad valorem, value added, franchise, bank shares, withholding, payroll, employment, excise, property, deed, stamp, alternative or add-on minimum, environmental, profits, windfall profits, transaction, license, lease, service, service use, occupation, severance, energy, unemployment, social security, workers' compensation, capital, premium, and other taxes, assessments, customs, duties, fees, levies, or other governmental charges of any nature whatever, whether disputed or not, together with any interest, penalties, additions to tax, or additional amounts with respect thereto.

"Tax Returns" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

"Taxing Authority" means any Governmental Entity having jurisdiction with respect to any Tax.

"WARN Act" means the Worker Adjustment and Retraining Notification Act of 1988.

"$" means United States dollars.

ARTICLE II

PURCHASE AND SALE

2.1

Purchase and Sale of the Purchased Assets

At the Closing as defined in Section 3.1, Buyer shall purchase and Seller shall sell the assets as set forth below (hereinafter referred to as the “Purchased Assets”):

(a)

all Equipment;

(b)

all Seller Intellectual Property;

(c)

all Business Authorizations;

(d)

all Books and Records;

(e)

all claims, causes of action, choses in action, rights of recovery and rights under all warranties, representations and guarantees made by suppliers of products, materials or equipment, or components thereof, arising from or relating to the other Purchased Assets or the Assumed Liabilities; and

(f)

all insurance benefits, including rights and proceeds, arising from or relating to the Purchased Assets.

2.2

Excluded Assets

The Purchased Assets do not include, and Seller is not selling, assigning, transferring, conveying or delivering, and Buyer is not purchasing, acquiring or accepting from Seller any of the assets, properties or rights set forth below:

(a)

all cash, cash equivalents and bank accounts of Seller;

(b)

all Contracts (the "Excluded Contracts");

(c)

the corporate seals, Charter Documents, minute books, stock books, Tax Returns, books of account or other records having to do with the corporate organization of Seller;

(d)

all Policies and all rights and benefits thereunder;

(e)

the shares of Capital Stock of Seller; and

(f)

the rights which accrue or will accrue to Seller under this Agreement and the Ancillary Agreements.

2.3

Liabilities

All liabilities of the Seller shall be retained by the Seller and not assumed by Buyer, including:

(a)

all Liabilities for Taxes relating to the Seller or any affiliate of Seller or the Purchased Assets for any Pre-Closing Tax Period;

(b)

all Liabilities in respect of the Excluded Contracts and other Excluded Assets;

(c)

all product Liability, warranty and similar claims for damages or injury to person or property, claims of infringement of Intellectual Property Rights and all other Liabilities, regardless of when made or asserted, which arise out of or are based upon any events occurring or actions taken or omitted to be taken by Seller, or otherwise arising out of or incurred in connection with the conduct of the Business, on or before May 31, 2005;

(d)

all Pre-Closing Environmental Liabilities;

(e)

all Indebtedness of the Business incurred on or before May 31, 2005 or arising out of Seller’s operations other than the operation of the Business by Buyer after May 31, 2005;

(f)

all Liabilities under Seller Benefit Plans; and

(g)

all Liabilities arising out of or incurred in connection with the negotiation, preparation and execution of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, including Taxes and fees and expenses of counsel, accountants and other experts.

2.4

Purchase Price

The purchase price for the Purchased Assets shall be (i) One Million (1,000,000) shares of Buyer Common Stock (the "Consideration Shares"), and (ii) Five Hundred Thousand Dollars ($500,000) (the "Cash Consideration" and, together with the Consideration Shares, the "Purchase Price"), payable in the manner as set forth in Section 3.3 herein.

2.5

Allocation

The parties hereto agree that for all federal and state tax purposes,  the consideration received by Seller for the Purchased Assets hereof shall be allocated in accordance with Section 1060 of the Code, as amended, which shall be delivered at the Closing, and that all financial reports, and income and other tax returns and information reports, will be prepared and filed in a manner consistent with such allocation and no party hereto will take any position inconsistent with such allocation in any subsequent returns or proceedings.  Buyer and Seller each agree to file IRS Form 8594 and any corresponding state tax forms on a timely basis.

2.6

Consents

(a)

Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to sell, assign, transfer, convey or deliver any Purchased Asset or any benefit arising under or resulting from such Purchased Asset if the sale, assignment, transfer, conveyance or delivery thereof, without the Consent of a third party, (i) would constitute a breach or other contravention of the rights of such third party, (ii) would be ineffective with respect to any party to a Contract concerning such Purchased Asset, or (iii) would, upon transfer, in any way adversely affect the rights of Buyer under such Purchased Asset.  If the sale, assignment, transfer, conveyance or delivery by Seller to, or any assumption by Buyer of, any interest in, or Liability under, any Purchased Asset requires the Consent of a third party, then such sale, assignment, transfer, conveyance, delivery or assumption shall be subject to such Consent being obtained.

(b)

Nothing contained in this Section 2.6 or elsewhere in this Agreement shall be deemed a waiver by Buyer of its right to have received on the Closing Date an effective assignment of all of the Purchased Assets or of the covenant of Seller to obtain all Consents, nor shall this Section 2.6 or any other provision of this Agreement be deemed to constitute an agreement to exclude from the Purchased Assets any Purchased Asset as to which a Consent may be necessary.

ARTICLE III

CLOSING

3.1

Closing Date

The transactions contemplated by this Agreement shall be completed on the third business day after the day on which the last of the conditions contained in Sections 7.1, 7.2 and 7.3 are satisfied or waived.  The date of the Closing is hereafter referred to as the "Closing Date." The Closing shall take place at the offices of Morgan Lewis & Bockius, LLP, 2 Palo Alto Square, 3000 El Camino Real, Suite 700, Palo Alto, CA 94306.

3.2

Deliveries by Seller at the Closing

At the Closing, Seller shall deliver to Buyer the following documents and instruments, all properly executed:

(a)

a Bill of Sale in the form of Exhibit A hereto duly executed by Seller;

(b)

Trademark Assignments in a form satisfactory to Buyer duly executed by Seller;

(c)

such other good and sufficient instruments of transfer as Buyer reasonably deems necessary and appropriate to vest in Buyer all right, title and interest in, to and under the Purchased Assets;

(d)

the Seller Closing Certificate;

(e)

a completed certification of non-foreign status pursuant to Section 1.1445-2(b)(2) of the Treasury regulations duly executed by Seller;

(i)

the escrow agreement substantially in the form of Exhibit B hereto (the "Escrow") duly executed by Seller;

(f)

the Seller letter agreement (the "Seller Letter Agreement") in the form of Exhibit B hereto duly executed by Seller and attesting to Seller’s status as an accredited investor;

(g)

the Lockup Agreement substantially in the form attached as Exhibit D hereto ("Lockup Agreement") duly executed by Seller; and

(h)

the Mutual Release Agreement.

3.3

Deliveries by Buyer at the Closing

At the Closing, the Buyer shall deliver to Seller the following:

(a)

the Cash Consideration;

(b)

the Consideration Shares, by delivering (i) a certificate in the name of Seller representing shares of Buyer Common Stock equal to 950,000 Consideration Shares to the transfer agent of Buyer, and (ii) a certificate representing the Escrow Shares to U.S. Bank, National Association, as escrow agent (the "Escrow Agent") pursuant to the Escrow Agreement and Section 9.3.

(c)

the Buyer Closing Certificate;

(d)

the Escrow Agreement;

(e)

the Mutual Release Agreement duly executed by Buyer; and

(f)

the Registration Rights Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that (i) the statements contained in Sections 4.1 – 4.8 and Sections 4.21 – 4.23 of Article IV are true and correct as of the date hereof and (ii) the statements contained in Sections 4.9 – 4.20 were true and correct as of May 31, 2005, except as set forth in the disclosure schedule dated and delivered as of the date hereof by Seller to Buyer (the "Seller Disclosure Schedule"), which is attached to this Agreement and is designated therein as being the Seller Disclosure Schedule.  The Seller Disclosure Schedule shall be arranged in paragraphs corresponding to each representation and warranty set forth in this Article IV.  Each exception to a representation and warranty set forth in the Seller Disclosure Schedule shall qualify the specific representation and warranty which is referenced in the applicable paragraph of the Seller Disclosure Schedule, and no other representation or warranty.

4.1

Organization and Good Standing

Seller is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, has all requisite power to own, lease and operate its properties and to carry on its business as now being conducted and as proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which it owns or leases property or conducts any business so as to require such qualification.

4.2

Authority and Enforceability

(a)

Seller has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Seller.  Seller has duly executed and delivered this Agreement.  This Agreement constitutes the valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors' rights generally, and (ii) the availability of injunctive relief and other equitable remedies.

(b)

Seller has the requisite power and authority to enter into each Ancillary Agreement to which it is, or specified to be, a party and to consummate the transactions contemplated thereby.  Seller has obtained stockholder approval regarding the transactions contemplated hereby.  The execution and delivery by Seller of each Ancillary Agreement to which it is, or specified to be, a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate, limited liability company or other action on the part of Seller.  Prior to the Closing Seller will have duly executed and delivered each Ancillary Agreement to which it is, or specified to be, a party.  The Ancillary Agreements will constitute the valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors' rights generally, and (ii) the availability of injunctive relief and other equitable remedies. The Ancillary Agreements will effectively vest in Buyer good, valid and marketable title to all the Purchased Assets free and clear of all Liens.

4.3

No Conflicts; Consents

(a)

The execution and delivery of this Agreement by Seller do not, and the execution and delivery of each Ancillary Agreement to which Seller is, or specified to be, a party, the performance by Seller of its obligations hereunder and thereunder and the consummation by Seller of the transactions contemplated hereby and thereby (in each case, with or without the giving of notice or lapse of time, or both), will not, directly or indirectly, (i) violate the provisions of any of the Charter Documents of Seller, (ii) violate or constitute a default, an event of default or an event creating rights of acceleration, termination, cancellation, imposition of additional obligations or loss of rights under any Contract (A) to which Seller is a party, (B) of which Seller is a beneficiary or (C) by which Seller or any of its assets is bound,  (iii) violate or conflict with any Law, Authorization or Order applicable to Seller, or give any Governmental Entity or other Person the right to challenge any of the transactions contemplated by this Agreement or the Ancillary Agreements or to exercise any remedy, obtain any relief under or revoke or otherwise modify any rights held under, any such Law, Authorization or Order, or (iv) result in the creation of any Liens upon any of the assets owned or used by Seller, except for any such violations, defaults and events referred to in clause (ii) and for any such violations, conflicts, challenges, remedies, relief, revocations, modifications or Liens referred to in clauses (iii) and (iv) that would not in the aggregate be material to the Business and the Purchased Assets taken as a whole. Section 4.3(a) of Seller Disclosure Schedule sets forth all consents, waivers, assignments and other approvals and actions that are required in connection with the transactions contemplated by this Agreement under any Contract to which Seller is a party (collectively, "Consents") in order to preserve all rights and benefits of Seller thereunder.

(b)

No Authorization or Order of, registration, declaration or filing with, or notice to, any Governmental Entity or other Person, is required by or with respect to Seller in connection with the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby.

4.4

No Undisclosed Liabilities

To the best of its Knowledge, Seller has no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise ("Liabilities"), except (a) those which are adequately reflected or reserved against in the balance sheet of the Business as of December 31, 2005, and (b) those which have been incurred in the ordinary course of business and consistent with past practice since December 31, 2005 and which are not, individually or in the aggregate, material in amount.

4.5

Taxes

(a)

All Tax Returns required to have been filed by or with respect to Seller have been duly and timely filed (or, if due between the date hereof and the Closing Date, will be duly and timely filed), and each such Tax Return correctly and completely reflects Liability for Taxes and all other information required to be reported thereon.  All Taxes owed by Seller (whether or not shown on any Tax Return) have been timely paid (or, if due between the date hereof and the Closing Date, will be duly and timely paid).  Seller has adequately provided for, in its books of account and related records, Liability for all unpaid Taxes, being current Taxes not yet due and payable.

(b)

There is no action or audit now proposed, threatened or pending against, or with respect to, Seller in respect of any Taxes.  Seller is not the beneficiary of any extension of time within which to file any Tax Return, nor has Seller made (or had made on its behalf) any requests for such extensions.  No claim has ever been made by an authority in a jurisdiction where Seller does not file Tax Returns that any of them is or may be subject to taxation by that jurisdiction or that any of them must file Tax Returns.  There are no Liens on any of the stock or assets of Seller with respect to Taxes.

(c)

Seller has withheld and timely paid all Taxes required to have been withheld and paid and has complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto.

(d)

There is no dispute or claim concerning any Liability for Taxes with respect to Seller for which notice has been provided, or which is asserted or threatened, or which is otherwise known to Seller.  No issues have been raised in any Taxes examination with respect to Seller which, by application of similar principles, could be expected to result in Liability for Taxes for Seller or period not so examined.  Seller has delivered to Buyer correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by Seller.  Seller has not waived (or is subject to a waiver of) any statute of limitations in respect of Taxes or has agreed to (or is subject to) any extension of time with respect to a Tax assessment or deficiency.

(e)

Seller has never been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.  Seller has never held a "United States real property interest" within the meaning of Section 897(1)(1) of the Code.  Seller is not a "foreign person" within the meaning of Section 1445 of the Code.  Seller has not made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make payments that would result in a nondeductible expense under Section 280G of the Code or an excise Tax to the recipient of such payments pursuant to Section 4999 of the Code.

(f)

Seller has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code.

(g)

Seller is not a party to any Tax allocation or sharing agreement.  Seller has no Liability for the Taxes of any Person, other than under Section 1.1502-6 of the Treasury regulations (or any similar provision of state, local, or foreign Law) with respect to any Relevant Group of which Seller currently is a member.  Seller is not a party to any joint venture, partnership or other arrangement that is treated as a partnership for federal income tax purposes.

4.6

Compliance with Law

(a)

Seller has conducted, and is conducting, the Business in compliance with all applicable Laws.

(b)

No event has occurred and no circumstances exist that (with or without the passage of time or the giving of notice) may result in a violation of, conflict with or failure on the part of Seller to conduct the Business in compliance with, any applicable Law. Seller has not received notice regarding any violation of, conflict with, or failure to conduct the Business in compliance with, any applicable Law.

4.7

Business Authorizations

(a)

Seller owns, holds or lawfully uses in the operation of the Business all Authorizations which are necessary for it to conduct the Business as currently conducted or as proposed to be conducted or for the ownership and use of the assets owned or used by Seller in the conduct of the Business (the "Business Authorizations") free and clear of all Liens. Such Business Authorizations are valid and in full force and effect.  All material Business Authorizations are listed in the Seller Disclosure Schedule.

(b)

No event has occurred and no circumstances exist that (with or without the passage of time or the giving of notice) may result in a violation of, conflict with, failure on the part of Seller to comply with the terms of, or the revocation, withdrawal, termination, cancellation, suspension or modification of any Business Authorization.  Seller has not received notice regarding any violation of, conflict with, failure to comply with the terms of, or any revocation, withdrawal, termination, cancellation, suspension or modification of, any Business Authorization.  Seller is not in default, nor has Seller received notice of any claim of default, with respect to any Business Authorization.

(c)

No Person other than Seller owns or has any proprietary, financial or other interest (direct or indirect) in any Business Authorization.

4.8

Title to Personal Properties

(a)

The Seller Disclosure Schedule sets forth a complete and accurate list of all personal properties and assets ("Personal Property") that are Purchased Assets as of the date of this Agreement, with a current fair market value in excess of $10,000, specifying whether such Personal Property is owned or leased and, in the case of leased assets, indicating the parties to, execution dates of and annual payments under, the lease.

(b)

With respect to Personal Property that it purports to own including all Personal Property reflected as owned on the Interim Balance Sheet (other than inventory sold in the ordinary course of the Business since the date thereof), Seller has good and transferable title to all such Personal Property, free and clear of all Liens except for Permitted Liens.

(c)

All leases under which Personal Property is leased are in full force and effect and constitute valid and binding obligations of the other party(ies) thereto, and neither Seller nor, to Seller's Knowledge, any other party thereto, is in breach of any of the terms of any such lease.

4.9

Condition of Tangible Assets

All equipment and other items of tangible property and assets which are owned, leased or used by Seller or any of its Subsidiaries are in good operating condition and repair (subject to normal wear and tear given the use and age of such assets), are usable in the regular and ordinary course of business and conform to all Laws and Authorizations relating to their construction, use and operation.

4.10

Real Property

Seller does not own any real property.  The Seller Disclosure Schedule contains a list of all real property and interests in real property leased by Seller Related to the Business (the "Leased Real Property").

4.11

Intellectual Property

(a)

As used in this Agreement, "Intellectual Property" means: (i) inventions (whether or not patentable), trade secrets, technical data, databases, customer lists, designs, tools, methods, processes, technology, ideas, know-how, source code, product road maps and other proprietary information and materials ("Proprietary Information"); (ii) trademarks and service marks (whether or not registered), trade names, logos, trade dress and other proprietary indicia and all goodwill associated therewith; (iii) documentation, advertising copy, marketing materials, web-sites, specifications, mask works, drawings, graphics, databases, recordings and other works of authorship, whether or not protected by Copyright; (iv) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, design documents, flow-charts, user manuals and training materials relating thereto and any translations thereof (collectively, "Software"); and (v) all forms of legal rights and protections that may be obtained for, or may pertain to, the Intellectual Property set forth in clauses (i) through (iv) in any country of the world ("Intellectual Property Rights"), including all letters patent, patent applications, provisional patents, design patents, PCT filings, invention disclosures and other rights to inventions or designs ("Patents"), all registered and unregistered copyrights in both published and unpublished works ("Copyrights"), all trademarks, service marks and other proprietary indicia (whether or not registered) ("Marks"), trade secret rights, mask works, moral rights or other literary property or authors rights, and all applications, registrations, issuances, divisions, continuations, renewals, reissuances and extensions of the foregoing.

(b)

The Seller Disclosure Schedule lists (by name, owner and, where applicable, registration number and jurisdiction of registration, application, certification or filing) all Intellectual Property that is owned by Seller and Related to the Business (whether exclusively, jointly with another Person or otherwise)  ("Seller Owned Intellectual Property"); provided that the Seller Disclosure Schedule is not required to list items of Seller Owned Intellectual Property which are both (i) immaterial to the Business and (ii) not registered or the subject of an application for registration. Except as described in the Seller Disclosure Schedule, Seller owns the entire right, title and interest to all Seller Owned Intellectual Property free and clear of all Liens.

(c)

The Seller Disclosure Schedule lists all licenses, sublicenses and other agreements ("In-Bound Licenses") pursuant to which a third party authorizes Seller to use, practice any rights under, or grant sublicenses with respect to, any Intellectual Property Related to the Business owned by a third party other than In-Bound Licenses that consist solely of "shrink-wrap" and similar commercially available end-user licenses, including the incorporation of any such Intellectual Property into products of Seller and, with respect to each In-Bound License, whether the In-Bound License is exclusive or non-exclusive.

(d)

The Seller Disclosure Schedule lists all licenses, sublicenses and other agreements ("Out-Bound Licenses") pursuant to which Seller authorizes a third party to use, practice any rights under, or grant sublicenses with respect to, any Seller Owned Intellectual Property or pursuant to which Seller grants rights to use or practice any rights under any Intellectual Property owned by a third party and, with respect to each Out-Bound License, whether the Out-Bound License is exclusive or non-exclusive.

(e)

Seller (i) exclusively owns the entire right, interest and title to each item of Intellectual Property Related to the Business as it is currently conducted or as proposed to be conducted free and clear of Liens (including the design, manufacture, license and sale of all products currently under development or in production), or (ii) otherwise rightfully uses or otherwise enjoys such Intellectual Property pursuant to the terms of a valid and enforceable In-Bound License that is listed in the Seller Disclosure Schedule. The Seller Owned Intellectual Property, together with Seller's rights under the In-Bound Licenses listed in the Seller Disclosure Schedule (collectively, the "Seller Intellectual Property"), constitutes all the Intellectual Property used in or necessary for the operation of the Business as it is currently conducted and as proposed to be conducted.

(f)

All registration, maintenance and renewal fees related to Patents, Marks, Copyrights and any other certifications, filings or registrations that are owned by Seller and Related to the Business ("Seller Registered Items") that are currently due have been paid and all documents and certificates related to such Seller Registered Items have been filed with the relevant Governmental Entity or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such

Seller Registered Items.  There are no actions that must be taken by Buyer within 120 days after the date hereof, including the payment of any registration, maintenance or renewal fees or the filing of any documents, applications or certificates for the purposes of maintaining, perfecting or preserving or renewing any Seller Registered Items. All Seller Registered Items are in good standing, held in compliance with all applicable legal requirements and enforceable by Seller.  All Patents Related to the Business that have been issued to Seller are valid.

(g)

Seller is not aware of any challenges (or any basis therefor) with respect to the validity or enforceability of any Seller Owned Intellectual Property. The Seller Disclosure Schedule lists the status of any proceedings or actions before the United States Patent and Trademark Office or any other Governmental Entity anywhere in the world related to any of the Seller Owned Intellectual Property, including the due date for any outstanding response by Seller in such proceedings. Seller has not taken any action or failed to take any action that could reasonably be expected to result in the abandonment, cancellation, forfeiture, relinquishment, invalidation, waiver or unenforceability of any Seller Owned Intellectual Property. The Seller Disclosure Schedule lists all previously held Seller Registered Items that Seller has abandoned, cancelled, forfeited or relinquished during the 12 months prior to the date of this Agreement.

(h)

None of the products or services currently or formerly developed manufactured, sold, distributed, provided, shipped or licensed by Seller, in each case Related to the Business, has infringed or infringes upon, or otherwise unlawfully used or uses, the Intellectual Property Rights of any third party. Seller, by conducting the Business as currently conducted or as proposed to be conducted, has not infringed or does not infringe upon, or otherwise unlawfully has used or uses, any Intellectual Property Rights of a third party. Seller has not received any communication alleging that Seller has violated or, by conducting the Business as currently conducted or as proposed to be conducted, would violate, any Intellectual Property Rights of a third party nor, to Seller's Knowledge, is there any basis therefor.  No Action has been instituted, or, to Seller's Knowledge, threatened, relating to any Intellectual Property formerly or currently used by Seller Related to the Business and none of the Seller Intellectual Property is subject to any outstanding Order.  To Seller's Knowledge, no Person has infringed or is infringing any Intellectual Property Rights of Seller Related to the Business or has otherwise misappropriated or is otherwise misappropriating any Seller Intellectual Property.

(i)

With respect to the Proprietary Information of Seller Related to the Business, the documentation relating thereto is current, accurate and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the special knowledge or memory of others. To the best of Seller’s Knowledge, Seller has taken commercially reasonable steps to protect and preserve the confidentiality of all Proprietary Information owned by Seller Related to the Business that is not covered by an issued Patent. Any receipt or use by, or disclosure to, a third party of Proprietary Information Related to the Business owned by Seller has been pursuant to the terms of binding written confidentiality agreement between Seller and such third party ("Nondisclosure Agreements").  True and complete copies of the Nondisclosure Agreements, and any amendments thereto, have been provided to Buyer. Seller is, and to

Seller's Knowledge, all other parties thereto are, in compliance with the provisions of the Nondisclosure Agreements. Seller is in compliance with the terms of all Contracts pursuant to which a third party has disclosed to, or authorized Seller to use, Proprietary Information Related to the Business owned by such third party.

(j)

All current and former employees, consultants and contractors of the Business have executed and delivered, and are in compliance with, enforceable agreements regarding the protection of Proprietary Information and providing valid written assignments of all Intellectual Property Related to the Business conceived or developed by such employees, consultants or contractors in connection with their services for the Business ("Work Product Agreements").  True and complete copies of the Work Product Agreements have been provided to Buyer.  No current or former employee, consultant or contractor or any other Person has any right, claim or interest to any of the Seller Owned Intellectual Property.

(k)

No employee, consultant or contractor of Seller has been, is or will be, by performing services for the Business, in violation of any term of any employment, invention disclosure or assignment, confidentiality or noncompetition agreement or other restrictive covenant or any Order as a result of such employee's, consultant's or contractor's employment in the Business or any services rendered by such employee, consultant or contractor.

(l)

All Intellectual Property that has been distributed, sold or licensed to a third party by Seller Related to the Business that is covered by warranty conformed and conforms to, and performed and performs in accordance with, the representations and warranties provided with respect to such Intellectual Property by or on behalf of Seller for the time period during which such representations and warranties apply.

(m)

The execution and delivery of this Agreement by Seller does not, and the consummation of the transactions contemplated hereby (in each case, with or without the giving of notice or lapse of time, or both), will not, directly or indirectly, result in the loss or impairment of, or give rise to any right of any third party to terminate or reprice or otherwise renegotiate Seller's rights to own any of its Intellectual Property or their respective rights under any Out-Bound License or In-Bound License, nor require the consent of any Governmental Entity or other third party in respect of any such Intellectual Property.

(n)

Software.

(i)

The Software owned, or purported to be owned by Seller (collectively, the "Seller Owned Software,") was either (A) developed by employees of Seller within the scope of their employment by Seller, (B) developed by independent contractors who have assigned all of their right, title and interest therein to Seller pursuant to written agreements or (C) otherwise acquired by Seller from a third party pursuant to a written agreement in which such third party assigns all of its right, title and interest therein.  None of Seller Owned Software contains any programming code, documentation or other materials or development environments that embody Intellectual

Property Rights of any person other than Seller, other than such materials obtained by Seller from other Persons who make such materials generally available to all interested purchasers or end-users on standard commercial terms.

(ii)

Seller has not exported or transmitted Software or other material in connection with Seller's business to any country to which such export or transmission is restricted by any applicable Law, without first having obtained all necessary and appropriate Authorizations.

(iii)

Seller has not exported or transmitted Software or other material in connection with Seller's business to any country to which such export or transmission is restricted by any applicable Law, without first having obtained all necessary and appropriate Authorizations.

(iv)

Seller Owned Software is free of any disabling codes or instructions (a "Disabling Code"), and any virus or other intentionally created, undocumented contaminant (a "Contaminant"), that may, or may be used to, access, modify, delete, damage or disable any Systems or that may result in damage thereto.  Seller have taken reasonable steps and implemented reasonable procedures to ensure that its and their internal computer systems used in connection with Seller's business are free from Disabling Codes and Contaminants.  The Software licensed by Seller is free of any Disabling Codes or Contaminants that may, or may be used to, access, modify, delete, damage or disable any of the hardware, software, databases or embedded control systems of Seller ("Systems") or that might result in damage thereto.  Seller has taken all reasonable steps to safeguard their respective Systems and restrict unauthorized access thereto.

(v)

No Public Software: (A) forms part of any Seller Intellectual Property; (B) was, or is, used in connection with the development of any Seller Owned Intellectual Property or any products or services developed or provided by Seller; or (C) was, or is, incorporated or distributed, in whole or in part, in conjunction with Seller Intellectual Property.  "Public Software" means any software that contains, or is derived in any manner (in whole or in part) from, any software that is distributed as free software, open source software or similar licensing or distribution models, including software licensed or distributed under any of the following licenses or distribution models, or licenses or distribution models similar to any of the following: (i) GNU's General Public License or Lesser/Library GPL; (ii) Mozilla Public License; (iii) Netscape Public License; (iv) Sun Community Source/ Industry Standard License; (v) BSD License; and (vi) Apache License.

4.12

Absence of Certain Changes or Events

Since May 31, 2005,

(a)

Seller has not amended or changed, or proposed to amend or change, its Charter Documents in a manner that could be expected to delay the consummation of the transactions contemplated by this Agreement;

(b)

Seller has not sold, leased, transferred or assigned any property or assets Related to the Business;

(c)

Seller has not incurred, assumed or guaranteed any Indebtedness Related to the Business;

(d)

Seller has not mortgaged, pledged or subjected to Liens any assets, properties or rights Related to the Business, except for Liens arising under lease financing arrangements existing as of the Balance Sheet Date and Permitted Liens;

(e)

Seller has not entered into, amended, modified, canceled or waived any rights under, any Material Contract and no Material Contract has been terminated or cancelled;

(f)

Seller has not taken any action outside the ordinary course of the Business;

(g)

there has not been any violation of, or conflict with, any applicable Law or any Business Authorization; and

(h)

Seller has not agreed, whether in writing or otherwise, to do any of the foregoing.

4.13

Contracts

(i)

Except as set forth in Section 4.13 of the Seller Disclosure Schedule, Seller is not party to, or bound by, any Contracts that are Related to the Business.

(b)

Each Contract required to be listed in Section 4.13 of the Seller Disclosure Schedule (collectively, the "Material Contracts") is valid and enforceable in accordance with its terms. Seller has complied in all material respects with and is in compliance in all material respects with, and to Seller's Knowledge, all other parties thereto have complied with and are in compliance in all material respects with, the provisions of each Material Contract.

(c)

Seller is not, and to Seller's Knowledge, no other party thereto is, in default in the performance, observance or fulfillment of any obligation, covenant, condition or other term contained in any Material Contract, and Seller has not given or received notice to or from any Person relating to any such alleged or potential default that has not been cured. No event has occurred which with or without the giving of notice or lapse of time, or both, may conflict with or result in a violation or breach of, or give any Person the right to exercise any remedy under or accelerate the maturity or performance of, or cancel, terminate or modify, any Material Contract.

(d)

Seller has delivered accurate and complete copies of each Material Contract to Buyer.

4.14

Sufficiency of Purchased Assets

(a)

The Purchased Assets will be sufficient for the conduct and operation of the Business by Buyer following the Closing in the same manner as conducted and operated by Seller on the Balance Sheet Date, in the period since the Balance Sheet Date and as currently conducted.

(b)

None of the Excluded Assets is material to the Business.

4.15

Litigation

(a)

There is no action, suit or proceeding, claim, arbitration, litigation or investigation (each, an "Action"), in each case Related to the Business, (i) pending or, to Seller's Knowledge, threatened against or affecting Seller, or (ii) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement or the Ancillary Agreements. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action. There is no Action against any current or, to Seller's Knowledge, former director or employee of the Business with respect to which Seller has or is reasonably likely to have an indemnification obligation.

(b)

There is no unsatisfied judgment, penalty or award, in each case Related to the Business, against or affecting Seller or any of its respective assets, properties or rights.

4.16

Employee Benefits

(a)

The Seller Disclosure Schedule sets forth a complete and accurate list of all Benefit Plans maintained or contributed to by Seller for the benefit of any present or former directors, employees, contractors or consultants of the Business or with respect to which Seller otherwise has any present or future Liability (collectively, "Seller Benefit Plans"). A current, accurate and complete copy of each Seller Benefit Plan has been provided to Buyer. Seller has no intent or commitment to create any additional Seller Benefit Plan or amend any Seller Benefit Plan.

(b)

Each Seller Benefit Plan has been and is currently administered in compliance in all material respects with all reporting, disclosure and other requirements of ERISA and the Code applicable to such Seller Benefit Plan. Each Seller Benefit Plan that is an employee pension benefit plan  (as defined in Section 3(2) of ERISA) and which is intended to be qualified under Section 401(a) of the Code (a "Pension Plan"), has been determined by the Internal Revenue Service to be so qualified and no condition exists that would adversely affect any such determination.  No Seller Benefit Plan is a "defined benefit plan" as defined in Section 3(35) of ERISA.

(c)

There are no material outstanding Liabilities of any Seller Benefit Plan other than Liabilities for benefits to be paid to participants in any Seller Benefit Plan and their beneficiaries in accordance with the terms of such Seller Benefit Plan.

4.17

Labor and Employment Matters

(a)

Seller has complied with each, and to the best of Seller’s Knowledge, is not in violation of any, Law relating to anti-discrimination and equal employment opportunities in connection with the Business. There are, and have been, no violations of any other Law respecting the hiring, hours, wages, occupational safety and health, employment, promotion, termination or benefits of any Business Employee or other Person in connection with the Business. Seller has filed all reports, information and notices required under any Law respecting the hiring, hours, wages, occupational safety and health, employment, promotion, termination or benefits of any Business Employee or other Person in connection with the Business, and will timely file prior to Closing all such reports, information and notices required by any Law to be given prior to Closing.

(b)

Seller has paid or properly accrued in the ordinary course of the Business all wages and compensation due to Business Employees, including all vacations or vacation pay, holidays or holiday pay, sick days or sick pay, and bonuses.

(c)

Seller is not a party to any Contract which restricts Seller from relocating, closing or terminating any of its operations or facilities or any portion thereof.  Seller has not effectuated a "plant closing" (as defined in the WARN Act) or (ii) a "mass lay-off" (as defined in the WARN Act), in either case affecting any site of employment or facility of Seller, except in accordance with the WARN Act.  The consummation of the transactions contemplated by this Agreement will not create liability for any act by Seller on or prior to the Closing under the WARN Act or any other Law respecting reductions in force or the impact on employees of plant closings or sales of businesses.

(d)

Seller has complied and is in compliance in all material respects with the requirements of the Immigration Reform and Control Act of 1986. The Seller Disclosure Schedule sets forth a true and complete list of all Business Employees working in the United States who are not U.S. citizens and a description of the legal status under which each such Business Employee is permitted to work in the United States.  All Business Employees who are performing services for Seller in the United States are legally able to work in the United States and will be able to continue to work in the Business in the United States following the consummation of the transactions contemplated by this Agreement.

4.18

Environmental

(a)

As used in this Agreement, the following words and terms have the following definitions:

(i)

The term "Environment" means all indoor or outdoor air, surface water, groundwater, surface or subsurface land, including all fish, wildlife, biota and all other natural resources.

(ii)

The term "Environmental Action" means any claim, proceeding or other Action brought or threatened under any Environmental Law or the assertion of any claim with respect to Pre-Closing Environmental Liabilities.

(iii)

The term "Environmental Clean-up Site" means any location which is listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System, or on any similar state or foreign list of sites requiring investigation or cleanup, or which is the subject of any pending or threatened Action related to or arising from any alleged violation of any Environmental Law, or at which there has been a threatened or actual Release of a Hazardous Substance.

(iv)

The term "Environmental Laws" means any and all applicable Laws and Authorizations issued, promulgated or entered into by any Governmental Entity relating to the Environment, worker health and safety, preservation or reclamation of natural resources, or to the management, handling, use, generation, treatment, storage, transportation, disposal, manufacture, distribution, formulation, packaging, labeling, Release or threatened Release of or exposure to Hazardous Substances, whether now existing or subsequently amended or enacted and any similar or implementing state or local Law, and any non-U.S. Laws and regulations of similar import, and all amendments or regulations promulgated thereunder; and any common law doctrine, including but not limited to, negligence, nuisance, trespass, personal injury, or property damage related to or arising out of the presence, Release, or exposure to Hazardous Substances.

(v)

The term "Environmental Permit" means any Authorization under Environmental Law and includes any and all Orders issued or entered into by a Governmental Entity under Environmental Law.

(vi)

The term "Hazardous Substances" means all explosive or regulated radioactive materials or substances, hazardous or toxic materials, wastes or chemicals, petroleum and petroleum products (including crude oil or any fraction thereof), asbestos or asbestos containing materials, and all other materials, chemicals or substances which are regulated by, form the basis of liability or are defined as hazardous, extremely hazardous, toxic or words of similar import, under any Environmental Law.

(vii)

The term "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of Hazardous Substances into the Environment.

(b)

Seller has obtained, and is in compliance with, all Environmental Permits required in connection with the Business.  Each Environmental Permit, together with the name of the Governmental Entity issuing such Environmental Permit, is set forth in the Seller Disclosure Schedule.  All such Environmental Permits are valid and in full force and effect and all renewal applications for such Environmental Permits have been timely filed with the appropriate Governmental Entity.  None of such Environmental Permits will be terminated or impaired or become terminable as a result of the consummation of the transactions contemplated by this Agreement.  Seller has been, and is currently, in compliance with all Environmental Laws and Seller has not received notice alleging that Seller is not in such compliance with Environmental Laws, in each case in connection with the Business.

(c)

There are no past, pending or, to Seller's Knowledge, threatened Environmental Actions against or affecting Seller in connection with the Business, and Seller is not aware of any facts or circumstances which could be expected to form the basis for any such Environmental Action.

(d)

Seller has not entered into or agreed to any Order, and Seller is not subject to any Order, relating to compliance with any Environmental Law or to investigation or cleanup of a Hazardous Substance under any Environmental Law, in each case in connection with the Business.

(e)

No Lien has been attached to, or asserted against, any assets or rights in connection with the Business pursuant to any Environmental Law, and, to Seller's Knowledge, no such Lien has been threatened.

(f)

To Seller’s Knowledge, there has been no treatment, storage, disposal or Release of any Hazardous Substance at, from, into, on or under any Leased Real Property or any other property currently or formerly owned, operated or leased by Seller in connection with the Business.  To Seller’s Knowledge, no Hazardous Substances are present in, on, about or migrating to or from any Leased Real Property that could be expected to give rise to an Environmental Action against Seller.

(g)

There are no polychlorinated biphenyls ("PCBs") leaking from any article, container or equipment on, under or about the Leased Real Property and there are no such articles, containers or equipment containing PCBs in, at, on, under or within the Leased Real Property.

(h)

There is no asbestos containing material or lead based paint containing materials in at, on, under or within the Leased Real Property.

(i)

Seller has not in connection with the Business transported or arranged for the treatment, storage, handling, disposal, or transportation of any Hazardous Material to any off-site location which is an Environmental Clean-up Site.

4.19

Insurance

(a)

All premiums due under the insurance policies that cover the Business (“Policies”) have been paid in full or, with respect to premiums not yet due, accrued.  Seller has not received a notice of cancellation of any Policy or of any material changes that are required in the conduct of the Business as a condition to the continuation of coverage under, or renewal of, any such Policy. There is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default under any Policy or entitle any insurer to terminate or cancel any Policy with respect to the Business.  Seller has no Knowledge of any threatened termination of any Policy.

4.20

Product Warranty

(a)

There are no warranties (express or implied) outstanding with respect to any products currently or formerly manufactured, sold, distributed, shipped or licensed ("Products"), or any services rendered, by Seller in connection with the Business, beyond that set forth in the standard conditions of sale or service, copies of which are included in the Seller Disclosure Schedule.

(b)

Each Product manufactured, sold, distributed, shipped or licensed, or service rendered, by Seller in connection with the Business has been in conformity with all applicable contractual commitments and warranties. There are no material design, manufacturing or other defects, latent or otherwise, with respect to any Products.  Each Product that has been manufactured, sold, distributed, shipped or licensed prior to Closing contains all warnings required by applicable Law and such warnings are in accordance with reasonable industry practice.

4.21

Solvency

(a)

Seller is not insolvent nor will be rendered insolvent by any of the transactions contemplated by this Agreement and the Ancillary Agreements. "Insolvent" means, with respect to any Person, that the sum of the debts and other probable Liabilities of such Person exceeds the present fair saleable value of such Person's assets.

(b)

Immediately after giving effect to the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements: (i) Seller will be able to pay its Liabilities as they become due in the usual course of its business, (ii) Seller will not have an unreasonably small capital with which to conduct its present or proposed business, (iii) Seller will have assets (calculated at fair market value) that exceed its Liabilities, and (iv) taking into account all pending and threatened litigation, final judgments against Seller in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, Seller will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all other obligations of Seller.  The cash available to Seller, after taking into account all other anticipated uses of the cash, will be sufficient to pay all such Liabilities and judgments promptly in accordance with their terms.

4.22

Brokers or Finders

There is no investment banker, broker, finder, financial advisor or other intermediary which has been retained by or is authorized to act on behalf of Seller or Stockholders who is entitled to any fee or commission in connection with the transactions contemplated by this Agreement. No claim exists or will exist against Seller, or, based on any action by Seller or against Seller for payment of any "topping," "break-up" or "bust-up" fee or any similar compensation or payment arrangement as a result of the transactions contemplated hereby.

4.23

Completeness of Disclosure

No representation or warranty by Seller in this Agreement, and no statement made by Seller in the Seller Disclosure Schedule, the Exhibits attached hereto or any certificate furnished or to be furnished to Buyer pursuant hereto contains or will at the Closing contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make any statement herein or therein, in light of the circumstances under which they were made, not misleading.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that each statement contained in this Article V is true and correct as of the date hereof.

5.1

Organization and Good Standing

Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, has all requisite power to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which it owns or leases property or conducts any business so as to require such qualification, except for those jurisdictions where the failure to be so qualified and in good standing would not reasonably be expected to be, individually or in the aggregate, material to Buyer taken as a whole.

5.2

Authority and Enforceability

(a)

Buyer has the requisite power and authority to enter into this Agreement and to consummate the purchase of the Purchased Assets.  The execution and delivery of this Agreement by Buyer and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer.

(b)

This Agreement has been duly executed and delivered by Buyer and, assuming due authorization, execution and delivery by Seller, constitutes the valid and binding obligation of Buyer.

5.3

No Conflicts; Consents

(a)

The execution and delivery of this Agreement by Buyer do not, and the execution and delivery of the Ancillary Agreements to which Buyer is a party and the consummation of the transactions contemplated hereby and thereby will not, (i) violate the provisions of any of the Charter Documents of Buyer, (ii) violate any Contract to which Buyer is a party, (iii) to the knowledge of Buyer, violate any Law of any Governmental Entity applicable to Buyer on the date hereof, or (iv) to the knowledge of Buyer, result in the creation of any Liens upon any of the assets owned or used by Buyer, except in each such case where such violation or Lien would not reasonably be expected materially to impair or delay the ability of Buyer to perform its obligations under this Agreement or the Ancillary Agreements.

(b)

No Authorization or Order of, registration, declaration or filing with, or notice to any Governmental Entity is required by Buyer in connection with the execution and delivery of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby, except for such Authorizations, Orders, registrations, declarations, filings and notices the failure to obtain which would not reasonably be expected to materially impair the ability of Buyer  to perform its obligations under this Agreement and the Ancillary Agreements to which Buyer is a party.

5.4

 SEC Filings; Financial Statements.

(a)

Buyer has made available to Seller all forms, reports and documents required to be filed by it with the Securities and Exchange Commission (the "SEC") since its fiscal year 2003 (collectively, the "Buyer SEC Reports").

5.5

Compliance with Law

Buyer has complied with each, and is not in violation of, any applicable Law to which the Buyer or its business, operations, assets or properties is or has been subject, and no event has occurred and no circumstances exist that (with or without the passage of time or the giving of notice) may result in a violation of, conflict with or failure on the part of the Buyer to comply with, any Law.  Buyer has not received notice regarding any such violation of, conflict with, or failure to comply with, any Law.  Buyer has further operated  the  Business since June 1, 2005, in compliance with each material, applicable law.

5.6

Absence of Certain Changes or Events

Since the date of the last filed Buyer SEC Report, to the date of this Agreement (with respect to the representation and warranty made as of the date of this Agreement) and to the Closing Date (with respect to the representation and warranty made as of the Closing Date):

(a)

there has not been any material adverse change in the business, financial condition, operations or results of operations of Buyer taken as a whole;

(b)

Buyer has not amended or otherwise modified its Charter Documents;

(c)

Buyer has not declared, set aside or paid any dividend or other distribution (whether in cash, stock or property) with respect to any of its securities;

(d)

Buyer has not split, combined or reclassified any of its securities, or issued, or authorized for issuance, any securities other than the grant of Buyer stock options and the issuance of shares of Buyer common stock upon exercise of Buyer stock options, in each case, in the ordinary course of business consistent with past practice; and

(e)

Buyer has not altered any term of any outstanding securities.

5.7

Brokers or Finders

Other than Baytree Capital Associates, LLC (“Baytree Capital”), there is no investment banker, broker, finder, financial advisor or other intermediary which has been retained by or is authorized to act on behalf of Buyer who is entitled to any fee or commission in connection with the transactions contemplated by this Agreement. No claim exists or will exist against Buyer, or based on any action by Buyer against Buyer, for payment of any "topping," "break-up" or "bust-up" fee or any similar compensation or payment arrangement as a result of the transactions contemplated hereby.

5.8

Information Supplied

The information supplied by the Buyer for use in the Information Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make any statement therein, in light of the circumstances under which they were made, not misleading.

ARTICLE VI

COVENANTS OF BUYER AND SELLER

6.1

Regulatory Approvals

(a)

Buyer and Seller shall each promptly apply for, and take all reasonably necessary actions to obtain or make, as applicable, all Orders and Authorizations of, and all filings with, any Governmental Entity or other Person required to be obtained or made by it for the consummation of the transactions contemplated by this Agreement. Each party shall cooperate with and promptly furnish information to the other party necessary in connection with any requirements imposed upon such other party in connection with the consummation of the transactions contemplated by this Agreement.  Buyer and Seller shall each be responsible for one half of all filing and other similar fees payable in connection with such filings and for any local counsel fees.

(b)

Seller shall assist Buyer in identifying the Authorizations required by Buyer to operate and conduct the Business from and after the Closing Date and will either transfer current Business Authorizations of Seller to Buyer or assist Buyer in obtaining new Authorizations.

6.2

Sale of Shares Pursuant to Regulation D

Each of Buyer and Seller shall use reasonable best efforts to cause the issuance of the shares of Buyer Common Stock to be issued in the Asset Purchase pursuant to an exemption under Regulation D promulgated under the Securities Act.

6.3

Public Announcements

Neither Buyer nor Seller shall make, or cause to be made, any press release or other public statement or any statement to any analyst or member of the press concerning the transactions contemplated by this Agreement without the approval of the other party hereto; provided, however, that Buyer may, without such approval, make such press releases or other public statements as it reasonably believes are required under the rules of the OTC Bulletin Board or applicable securities Laws.

6.4

Names

(a)

On the Closing Date, Seller shall deliver to Buyer all such executed documents as may be required to change the name of Seller on that date to another name or names bearing no similarity to any of the Names, including, where applicable, name change amendments and appropriate name change notices for each state where Seller is qualified to do business. Seller hereby appoints Buyer as its attorney-in-fact to file all such documents on or after the Closing Date.  Seller will terminate the use of any and all d/b/a's currently or formerly used by it Related to the Business. "Names" means "America’s Biggest" or any name, logo or trademark that includes "America’s Biggest", any variation and derivatives thereof and any other logos or trademarks of the Business transferred to Buyer pursuant to this Agreement and the Ancillary Agreements.

6.5

Employees

(a)

Any and all Liabilities relating to or arising out of the employment, or cessation of employment, of any Business Employee on or prior to the close of business on the Closing Date shall be the sole responsibility of Seller, including wages and other remuneration due through the close of business on the Closing Date.

(b)

Seller shall be liable for any severance, separation, deferred compensation or similar benefits that are payable to any Person who is or was an employee of Seller including any Person whose employment with the Business was terminated prior to the Closing ("Seller Employees").

(c)

Seller shall be liable for the administration and payment of all workers' compensation Liabilities and benefits with respect to Seller Employees.

(d)

Seller shall be liable for the administration and payment of all health and welfare Liabilities and benefits under the Seller Benefit Plans with respect to Seller Employees.

(e)

Seller shall retain and perform all Liabilities and maintain all insurance under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") with respect to Seller Employees and their covered dependents.

(f)

Buyer shall have no obligation with respect to any Business Employee or any other employee of Seller.

(g)

Nothing in this Agreement confers upon any Business Employee any rights or remedies of any nature or kind whatsoever under or by reason of this Section 6.5.

6.6

Taxes

(a)

Seller shall pay all federal, state and local sales, documentary and real estate and other transfer Taxes, if any, due as a result of the purchase, sale or transfer of the Purchased Assets in accordance herewith whether imposed by Law on Seller or Buyer.

(b)

All real property Taxes, personal property Taxes and similar ad valorem obligations levied with respect to the Purchased Assets for a taxable period that includes (but does not end on) the Closing Date shall be apportioned between Seller and Buyer as of the Closing Date based on the number of days of such taxable period included in the period ending with and including the Closing Date (with respect to any such taxable period, the "Pre-Closing Tax Period"), and the number of days of such taxable period beginning after the Closing Date (with respect to any such taxable period, the "Post-Closing Tax Period").  Seller shall be liable for the proportionate amount of such Taxes that is attributable to the Pre-Closing Tax Period, and Buyer shall be liable for the proportionate amount of such Taxes that is attributable to the Post-Closing Period.  If bills for such Taxes have not been issued as of the Closing Date, and, if the amount of such Taxes for the period including the Closing Date is not then known, the apportionment of such Taxes shall be made at Closing on the basis of the prior period's Taxes.  After Closing, upon receipt of bills for the period including the Closing Date, adjustments to the apportionment shall be made by the parties, so that if either party paid more than its proper share at the Closing, the other party shall promptly reimburse such party for the excess amount paid by them.

(c)

Buyer and Seller agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Business, the Purchased Assets and Assumed Liabilities (including access to books and records) as is reasonably necessary for the filing of all Tax Returns, the making of any election relating to Taxes, the preparation for any audit by any Taxing Authority, and the prosecution or defense of any Action relating to any Tax.  Any expenses incurred in furnishing such information or assistance shall be borne by the party requesting it.

6.7

Bulk Sales Laws

Each Party hereby waives compliance by the other with the provisions of the Bulk Sales Law of any state.

6.8

Discharge of Business Obligations After Closing

(a)

From and after the Closing, Seller shall pay and discharge on a timely basis all of the Excluded Liabilities.

6.9

Further Assurances

Upon the terms and subject to the conditions hereof each of the parties hereto shall execute such documents and other instruments and take such further actions as may be reasonably required to carry out the provisions hereof and consummate the Asset Purchase and the transactions contemplated hereby.

ARTICLE VII

CONDITIONS TO CLOSING

7.1

Conditions to Obligations of Buyer and Seller

(a)

All Authorizations and Orders of, declarations and filings with, and notices to any Governmental Entity, required to permit the consummation of the transactions contemplated by this Agreement shall have been obtained or made and shall be in full force and effect.

(b)

No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the transactions contemplated by this Agreement shall be in effect. No Law shall have been enacted or shall be deemed applicable to the transactions contemplated by this Agreement which makes the consummation of such transactions illegal.

7.2

Conditions to Obligations of Buyer

(a)

The representations and warranties of Seller set forth in this Agreement shall have been true and correct at and as of the date hereof and shall be true and correct at and as of the Closing Date as if made at and as of the Closing Date, except to the extent that such representations and warranties refer specifically to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date.

(b)

Seller shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Seller at or prior to the Closing.

(c)

Buyer shall have received a certificate dated the Closing Date signed on behalf of Seller by the President of Seller to the effect that the conditions set forth in Sections 7.2(a) and 7.2(b) have been satisfied (the "Seller Closing Certificate").

(d)

No Action shall be pending or threatened before any court or other Governmental Entity or before any other Person wherein an unfavorable Order would (i) prevent consummation of any of the transactions contemplated by this Agreement or the Ancillary Agreements, (ii) affect adversely the right of Buyer to own the Purchased Assets or (iii) restrain or prohibit Buyer's ownership or operation (or that of its Subsidiaries or Affiliates) of all or any material portion of the Business or Purchased

Assets, or compel Buyer or any of its Subsidiaries or Affiliates to dispose of or hold separate all or any material portion of the Business or Purchased Assets or all or any material portion of the business and assets of Buyer and its Subsidiaries.  No such Order shall be in effect.

(e)

No Law shall have been enacted or shall be deemed applicable to the transactions contemplated by this Agreement or the Ancillary Agreements which has any of the effects set forth in clauses (i) through (iii) in Section 7.2(d).

(f)

Buyer shall have received all Authorizations that are necessary for it to conduct the Business substantially as conducted by Seller on May 31, 2005.

(g)

Seller shall have delivered to Buyer all agreements and other documents required to be delivered by Seller or a Stockholder to Buyer pursuant to Section 3.2 of this Agreement.

(h)

Buyer shall have received a certificate of the Secretary of Seller dated the Closing Date and certifying: (A) that attached thereto are true and complete copies of all resolutions adopted by the Board of Directors and the stockholders of Seller in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement and the Ancillary Agreements; and (B) to the incumbency and specimen signature of each officer of Seller executing this Agreement and/or the Ancillary Agreements, and a certification by another officer of Seller as to the incumbency and signature of the Secretary of Seller.

(i)

Buyer shall have received evidence in form and substance satisfactory to Buyer that all Liens other than Permitted Liens with respect to the Purchased Assets have been released.

(j)

A registration rights agreement substantially in the form of Exhibit E hereto (the "Registration Rights Agreement") shall have been duly executed by Seller and Buyer.

7.3

Conditions to Obligations of Seller

(a)

The representations and warranties of Buyer set forth in this Agreement shall have been true and correct at and as of the date hereof and shall be true and correct at and as of the Closing Date as if made at and as of the Closing Date, except to the extent that such representations and warranties refer specifically to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date.

(b)

Buyer shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Buyer at or prior to the Closing.

(c)

Seller shall have received a certificate dated the Closing Date signed on behalf of Buyer by the President of Buyer to the effect that the conditions set forth in Section 7.3(a) and 7.3(b) have been satisfied (the "Buyer Closing Certificate").

(d)

No Action shall be pending or threatened before any court or other Governmental Entity or other Person wherein an unfavorable Order would (i) prevent consummation of any of the transactions contemplated by this Agreement and the Ancillary Agreements or (ii) cause any of the transactions contemplated by this Agreement and the Ancillary Agreements to be rescinded following consummation.  No such Order shall be in effect.

(e)

Buyer shall have delivered to Seller all agreements and other documents required to be delivered by Buyer to Seller pursuant to Section 3.3 of this Agreement.

(f)

The Registration Rights Agreement shall have been duly executed by Seller and Buyer.

ARTICLE VIII

TERMINATION

8.1

Termination

(a)

This Agreement may be terminated at any time prior to the Closing:

(i)

by mutual written consent of Buyer and Seller;

(ii)

by Buyer or Seller if:

(A)

the Closing does not occur on or before September 30, 2006; provided that the right to terminate this Agreement under this clause (ii)(A) shall not be available to any party whose breach of a representation, warranty, covenant or agreement under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date; or

(B)

a Governmental Entity shall have issued an Order or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, which Order or other action is final and non-appealable;

(iii)

by Buyer if:

(A)

any condition to the obligations of Buyer hereunder becomes incapable of fulfillment other than as a result of a breach by Buyer of any covenant or agreement contained in this Agreement, and such condition is not waived by Buyer; or

(B)

there has been a breach by Seller of any representation, warranty, covenant or agreement contained in this Agreement or the Seller Disclosure Schedule, or if any representation or warranty of Seller shall have become untrue, in either case such that the conditions set forth in Sections 8.2(a) or 8.2(b) would not be satisfied and, in either case, such breach is not curable, or, if curable, is not cured within 30 days after written notice of such breach is given to Buyer by Seller; or

(iv)

by Seller if:

(A)

any condition to the obligations of Seller hereunder becomes incapable of fulfillment other than as a result of a breach by Seller of any covenant or agreement contained in this Agreement, and such condition is not waived by Seller; or

(B)

there has been a breach by Buyer of any representation, warranty, covenant or agreement contained in this Agreement, or if any representation or warranty of Buyer shall have become untrue, in either case such that the conditions set forth in Sections 7.3(a) or 7.3(b) would not be satisfied and, in either case, such breach is not curable, or, if curable, is not cured within 30 days after written notice of such breach is given to Buyer by Seller.

(b)

The party desiring to terminate this Agreement pursuant to clause (ii), (iii) or (iv) shall give written notice of such termination to the other party hereto.

8.2

Effect of Termination

In the event of termination of this Agreement as provided in Section 8.1, this Agreement shall immediately become void and there shall be no liability or obligation on the part of Buyer or Seller or their respective officers, directors, stockholders or Subsidiaries, provided, in addition, that the provisions of Section 6.3 (Public Announcements) and Article XI of this Agreement shall remain in full force and effect and survive any termination of this Agreement.

ARTICLE IX

INDEMNIFICATION

9.1

Survival

(a)

Except as set forth in Section 9.1(b), all representations and warranties contained in this Agreement, the Ancillary Agreements, any Schedule, certificate or other document delivered pursuant to this Agreement or the Ancillary Agreements, shall survive the Closing for a period of 18 months.

(b)

The representations and warranties of Seller contained in Sections 4.1 (Organization and Good Standing) and 4.2 (Authority and Enforceability), shall survive the Closing indefinitely.  The representations and warranties of Seller contained in Sections 4.5 (Taxes) and 4.16 (Employee Benefits) shall survive the Closing until 60 days after the expiration of the applicable statute of limitations period (after giving effect to any waivers and extensions thereof).  The representations and warranties of Seller contained in Section 4.18 (Environmental) shall survive the Closing for a period of 3 years following the Closing Date.

(c)

The covenants and agreements which by their terms do not contemplate performance after the Closing shall survive the Closing for a period of 3 years.  The covenants and agreements which by their terms contemplate performance after the Closing Date shall survive the Closing indefinitely.

(d)

The period for which a representation or warranty, covenant or agreement survives the Closing is referred to herein as the "Applicable Survival Period."  In the event notice of claim for indemnification under Section 9.2 is given within the Applicable Survival Period, the representation or warranty, covenant or agreement that is the subject of such indemnification claim (whether or not formal legal action shall have been commenced based upon such claim) shall survive with respect to such claim until such claim is finally resolved. The Indemnitor shall indemnify the Indemnitee for all Losses (subject to the limitations set forth herein, if applicable) that the Indemnitee may incur in respect of such claim, regardless of when incurred.

9.2

Indemnification by Seller and the Stockholders

(a)

Seller and the Stockholders shall jointly and severally indemnify and defend Buyer and its Affiliates and their respective stockholders, members, managers, officers, directors, employees, agents, successors and assigns (the "Buyer Indemnitees") against, and shall hold them harmless from, any and all losses, damages, claims (including third party claims), charges, interest, penalties, Taxes, diminution in value, costs and expenses (including legal, consultant, accounting and other professional fees, costs of sampling, testing, investigation, removal, treatment and remediation of contamination and fees and costs incurred in enforcing rights under this Section 9.2) (collectively, "Losses") resulting from, arising out of, or incurred by any Buyer Indemnitee in connection with, or otherwise with respect to:

(i)

the failure of any representation and warranty or other statement by Seller contained in this Agreement, the Ancillary Agreements, the Seller Disclosure Schedule or any certificate or other document furnished or to be furnished to Buyer in connection with the transactions contemplated by this Agreement and the Ancillary Agreements to be true and correct in all respects as of the date of this Agreement and as of the Closing Date;

(ii)

any breach of any covenant or agreement of Seller contained in this Agreement, the Ancillary Agreements, the Seller Disclosure Schedule or

any certificate or other document furnished or to be furnished to Buyer in connection with the transactions contemplated by this Agreement and the Ancillary Agreements;

(iii)

any Excluded Liability, regardless of whether or not the Seller Disclosure Schedule discloses any such Excluded Liability, and including any Liability arising from Bulk Sales Laws; and

(iv)

any fees, expenses or other payments incurred or owed by Seller to any agent, broker, investment banker or other firm or person retained or employed by it in connection with the transactions contemplated by this Agreement and the Ancillary Agreements.

Any and all Losses hereunder shall bear interest from the date incurred until paid at the rate of 6% per annum.

(b)

Seller and the Stockholders shall not be liable for any Loss or Losses pursuant to Section 9.2(a)(i) ("Buyer Warranty Losses") (i) unless and until the aggregate amount of all Buyer Warranty Losses incurred by the Buyer Indemnitees exceeds $25,000 (the "Indemnification Threshold"), in which event Seller and the Stockholders shall be liable for all Buyer Warranty Losses from the first dollar, and (ii) to the extent that Buyer Warranty Losses exceed $300,000 in the aggregate; provided, however, nothing contained in this Section 9.2(b) shall be deemed to limit or restrict in any manner any rights or remedies which Buyer has, or might have, at Law, in equity or otherwise, based on fraud or a willful misrepresentation or willful breach of warranty hereunder.

9.3

Escrow Fund

(a)

As soon as practicable after the Closing, Buyer shall cause to be delivered to the Escrow Agent a certificate or certificates representing the Escrow Shares. The term "Escrow Shares" means an aggregate of 50,000 shares of Buyer Common Stock plus any shares as may be issued upon any stock split, stock dividend or similar recapitalization with respect to such shares.  The Escrow Shares shall be referred to hereinafter as the "Escrow Fund."  The Escrow Fund shall be available to compensate the Buyer Indemnitees pursuant to the indemnification obligations of the Indemnitors. In addition to any other remedies Buyer may have for Losses described in Section 9.2 hereof, Buyer may make a claim against the Escrow Fund for the amount of such Losses by sending a Notice of Claim described in Section 9.4 or 9.5 to the Escrow Agent. Buyer's recourse to the Escrow Fund shall be without prejudice to any and all other remedies Buyer may have pursuant to this Article IX or otherwise. Buyer's remedies for Losses shall not be limited to the assets comprising the Escrow Fund.

(b)

The Escrow Fund shall be held and disbursed by the Escrow Agent in accordance with the Escrow Agreement.  Subject to and in accordance with the Escrow Agreement, once the Indemnification Threshold has been reached, the full amount of all Losses (aggregating all of the claims against the Indemnitors) shall be subject to indemnification from the first dollar and a number of Escrow Shares shall be released to

Buyer from the Escrow Fund that have an aggregate value equal to the amount of all such Losses.  The value of the Escrow Shares shall be computed, with respect to Losses attributable to each respective claim, on the basis of the closing price of Buyer Common Stock on the trading day immediately preceding the Closing (the "Indemnity Stock Price").

9.4

Indemnification Procedures for Third Party Claims

(a)

In the event that an Indemnitee receives notice of the assertion of any claim or the commencement of any Action by a third party in respect of which indemnity may be sought under the provisions of this Article IX ("Third Party Claim"), the Indemnitee shall promptly notify the Indemnitor in writing of such Third Party Claim ("Notice of Claim").  Failure or delay in notifying the Indemnitor will not relieve the Indemnitor of any Liability it may have to the Indemnitee, except and only to the extent that such failure or delay causes actual harm to the Indemnitor with respect to such Third Party Claim.  The Notice of Claim shall set forth the amount, if known, or, if not known, an estimate of the foreseeable maximum amount of claimed Losses (which estimate shall not be conclusive of the final amount of such Losses) and a description of the basis for such Third Party Claim.

(b)

Subject to the further provisions of this Section 9.4, the Indemnitor will have 10 days (or less if the nature of the Third Party Claim requires) from the date on which the Indemnitor received the Notice of Claim to notify the Indemnitee that the Indemnitor will assume the defense or prosecution of such Third Party Claim and any litigation resulting therefrom with counsel of its choice and at its sole cost and expense (a "Third Party Defense").  If the Indemnitor assumes the Third Party Defense in accordance with the preceding sentence, the Indemnitor shall be conclusively deemed to have acknowledged that the Third Party Claim is within the scope of its indemnity obligation hereunder and shall hold the Indemnitee harmless from and against the full amount of any Losses resulting therefrom (subject to the terms and conditions of this Agreement).  Any Indemnitee shall have the right to employ separate counsel in any such Third Party Defense and to participate therein, but the fees and expenses of such counsel shall not be at the expense of the Indemnitor unless (A) the Indemnitor shall have failed, within the time after having been notified by the Indemnitee of the existence of the Third Party Claim as provided in the first sentence of this paragraph (b), to assume the defense of such Third Party Claim, or (B) the employment of such counsel has been specifically authorized in writing by the Indemnitor, which authorization shall not be unreasonably withheld.

(c)

The Indemnitor will not be entitled to assume the Third Party Defense if:

(i)

the Third Party Claim seeks, in addition to or in lieu of monetary damages, any injunctive or other equitable relief (except where non-monetary relief is merely incidental to a primary claim or claims for monetary damages);

(ii)

the Third Party Claim relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation;

(iii)

the Third Party Claim relates to or arises in connection with any Environmental Action;

(iv)

under applicable standards of professional conduct, a conflict on any significant issue exists between the Indemnitee and the Indemnitor in respect of the Third Party Claim;

(v)

the Third Party Claim involves a material customer or supplier of the Business;

(vi)

the Indemnitee reasonably believes an adverse determination with respect to the Third Party Claim would be detrimental to or injure the Indemnitee's reputation or future business prospects;

(vii)

the Indemnitor failed or is failing to vigorously prosecute or defend such Third Party Claim; or

(viii)

the Indemnitor fails to provide reasonable assurance to the Indemnitee of its financial capacity to prosecute the Third Party Defense and provide indemnification in accordance with the provisions of this Agreement; or

(ix)

the Third Party Claim would give rise to Losses which are more than the amount indemnifiable by the Indemnitor pursuant to this Article X.

(d)

If by reason of the Third Party Claim a Lien, attachment, garnishment or execution is placed upon any of the property or assets of the Indemnitee, the Indemnitor, if it desires to exercise its right to assume such Third Party Defense, must furnish a satisfactory indemnity bond to obtain the prompt release of such Lien, attachment, garnishment or execution.

(e)

If the Indemnitor assumes a Third Party Defense, it will take all steps necessary in the defense, prosecution, or settlement of such claim or litigation and will hold all Indemnitees harmless from and against all Losses caused by or arising out of such Third Party Claim (subject to the last sentence of Section 9.4(b)).  The Indemnitor will not consent to the entry of any judgment or enter into any settlement except with the written consent of the Indemnitee to which the Indemnitor is obligated to furnish indemnification pursuant to this Agreement; provided that the consent of the Indemnitee shall not be required if all of the following conditions are met: (i) the terms of the judgment or proposed settlement include as an unconditional term thereof the giving to the Indemnitees by the third party of a release of the Indemnitees from all Liability in respect of such Third Party Claim, (ii) there is no finding or admission of (A) any violation of Law by the Indemnitees (or any Affiliate thereof), (B) any violation of the rights of any Person and (C) no effect on any other Action or claims of a similar nature that may be made against the Indemnitees (or any Affiliate thereof), and (iii) the sole form of relief is monetary damages which are paid in full by the Indemnitor. The

Indemnitor shall conduct the defense of the Third Party Claim actively and diligently, and the Indemnitee will provide reasonable cooperation in the defense of the Third Party Claim.  So long as the Indemnitor is reasonably conducting the Third Party Defense in good faith, the Indemnitee will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnitor (not to be unreasonably withheld or delayed).   Notwithstanding the foregoing, the Indemnitee shall have the right to pay or settle any such Third Party Claim; provided that, in such event, subject to the following sentence, it shall waive any right to indemnity therefor by the Indemnitor for such claim unless the Indemnitor shall have consented to such payment or settlement (such consent not to be unreasonably withheld or delayed).  If the Indemnitor is not reasonably conducting the Third Party Defense in good faith, the Indemnitee shall have the right to consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnitor and the Indemnitor shall reimburse the Indemnitee promptly for all Losses incurred in connection with such judgment or settlement.

(f)

In the event that (i) an Indemnitee gives Notice of Claim to the Indemnitor and the Indemnitor fails or elects not to assume a Third Party Defense which the Indemnitor had the right to assume under this Section 9.4 or (ii) the Indemnitor is not entitled to assume the Third Party Defense pursuant to this Section 9.4, the Indemnitee shall have the right, with counsel of its choice, to defend, conduct and control the Third Party Defense, at the sole cost and expense of the Indemnitor.  In each case, the Indemnitee shall conduct the Third Party Defense actively and diligently, and the Indemnitor will provide reasonable cooperation in the Third Party Defense.  The Indemnitee shall have the right to consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim on such terms as it may deem appropriate; provided, however, that the amount of any settlement made or entry of any judgment consented to by the Indemnitee without the consent of the Indemnitor shall not be determinative of the validity of the claim, except with the consent of the Indemnitor (not to be unreasonably withheld or delayed). Notwithstanding Section 10.6 hereof, in connection with any Third Party Claim, the Indemnitor hereby consents to the nonexclusive jurisdiction of any court in which an Action in respect of a Third Party Claim is brought against any Indemnitee for purposes of any claim that the Indemnitee may have under this Article IX with respect to such Action or the matters alleged therein and agrees that process may be served on the Indemnitor with respect to such a claim anywhere in the world. If the Indemnitor does not elect to assume a Third Party Defense which it has the right to assume hereunder, the Indemnitee shall have no obligation to do so.

(g)

Each party to this Agreement shall use its commercially reasonable efforts to cooperate and to cause its employees to cooperate with and assist the Indemnitee or the Indemnitor, as the case may be, in connection with any Third Party Defense, including attending conferences, discovery proceedings, hearings, trials and appeals and furnishing records, information and testimony, as may reasonably be requested; provided that each party shall use its best efforts, in respect of any Third Party Claim of which it has assumed the defense, to preserve the confidentiality of all confidential information and the attorney-client and work-product privileges.

ARTICLE X

MISCELLANEOUS

10.1

Notices

If to Buyer, to:

Broadcaster, Inc.

9201 Oakdale Avenue

Chatsworth, CA 91311

Attn: Martin Wade, III, Chief Executive Officer

Facsimile:

With a required copy to:

Morgan, Lewis & Bockius, LLP

2 Palo Alto Square

3000 El Camino Real

Suite 700

Palo Alto, CA  94306

Attn: Tom Kellerman

Facsimile: (650) 843-4001

If to Seller or a Stockholder, to:

America's Biggest

720 University Avenue, Suite 130

Los Gatos, CA  95032

Attn:  Robert Rositano, Jr.

Facsimile: (408) 884-2021

With a required copy to:

Silicon Valley Law Group

25 Metro Drive, Suite 600

San Jose, CA  95110

Attn:  James C. Chapman

Facsimile: (408) 573-5701

or to such other address or to the attention of such Person or Persons as the recipient party has specified by prior written notice to the sending party (or in the case of counsel,

to such other readily ascertainable business address as such counsel may hereafter maintain).  If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

10.2

Amendments and Waivers

(a)

Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

(b)

No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c)

To the maximum extent permitted by Law, (i) no waiver that may be given by a party shall be applicable except in the specific instance for which it was given and (ii) no notice to or demand on one party shall be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand.

10.3

Expenses

Each party shall pay its own expenses incurred in this transaction, including, but not limited to, those for attorneys, accountants, and investment bankers.

10.4

Successors and Assigns

This Agreement may not be assigned by any party hereto without the prior written consent of the other parties.  Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, heirs, personal representatives, successors and assigns.

10.5

Governing Law

This Agreement and the Exhibits and Schedules hereto shall be governed by and interpreted and enforced in accordance with the Laws of the State of California, without giving effect to any choice of Law or conflict of Laws rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of California.

10.6

Counterparts

This Agreement may be executed in any number of counterparts, and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. The parties agree that the delivery of this Agreement may be effected by means of an exchange of facsimile signatures with original copies to follow by mail or courier service.

10.7

Third Party Beneficiaries

No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder; except that (i) in the case of Article IX hereof, the Indemnitees and their respective heirs, executors, administrators, legal representatives, successors and assigns, and (ii) in the case of Section 2.8 hereof, Seller’s stockholders, are intended third party beneficiaries of such sections and shall have the right to enforce such sections in their own names.

10.8

Entire Agreement

This Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto set forth the entire understanding of the parties hereto with respect to the purchase of the Purchased Assets.  All Exhibits and Schedules referred to herein are intended to be and hereby are specifically made a part of this Agreement.  Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, including without limitation the Letter of Intent dated August 2, 2005, are superseded by this Agreement, other than the Nondisclosure Agreements, which shall continue in full force and effect in accordance with its terms.

10.9

Captions

All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

10.10

Severability

Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.11

Specific Performance

Buyer and Seller each agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or equity.

10.12

Interpretation

(a)

The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(b)

The terms "hereof", "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(c)

When a reference is made in this Agreement to an Article, Section, paragraph, Exhibit or Schedule, such reference is to an Article, Section, paragraph, Exhibit or Schedule to this Agreement unless otherwise specified.

(d)

The word "include", "includes", and "including" when used in this Agreement shall be deemed to be followed by the words "without limitation", unless otherwise specified.

(e)

A reference to any party to this Agreement or any other agreement or document shall include such party's predecessors, successors and permitted assigns.

(f)

Reference to any Law means such Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.

(g)

The parties have participated jointly in the negotiation and drafting of this Agreement and the Ancillary Agreements. Any rule of construction or interpretation otherwise requiring this Agreement or the Ancillary Agreements to be construed or interpreted against any party by virtue of the authorship of this Agreement or the Ancillary Agreements shall not apply to the construction and interpretation hereof and thereof.

(h)

All accounting terms used and not defined herein shall have the respective meanings given to them under generally accepted accounting principles in the United States.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

BROADCASTER, INC.,
a California corporation

		By:	/s/
Name:
Title:

AMERICA'S BIGGEST, INC.,
a Delaware corporation

		By:	/s/
Name:
Title:

STOCKHOLDERS:

/s/
Dean Rositano

/s/
Robert Rositano

LATITUDE VENTURE PARTNERS, LLC

By:	/s/
Title: